SUBLEASE-EXTENSION

This Sublease Extension is executed as of the date set forth by the signatures hereon and is by and between NORTH SATE GROCERY, INC., a California corporation (the "Landlord"), whose address is P.O. Box 0439, Cottonwood, California 96022 and North Valley Bank (the "Tenant"), a California corporation, whose current address is P.O. Box 994630, Redding, CA 96099-4630.

                                    RECITALS

      A. Lessor desires to execute the "extended term" option effective January 1, 2003, per Article 3, paragraph 3.2 of the original Lease entered into on December 31, 1997.

      B.    A copy of the above referenced Lease is attached.

EXECUTED at Cottonwood, California on the dates hereinafter set forth.

                                    LANDLORD:

                                    NORTH STATE GROCERY, INC.

                                    By:
                                       ---------------------------------
                                       RICHARD E. MORGAN, JR.
                                       President

                                    Date:
                                         -------------------------------

                                    TENANT:

                                    /s/
                                    ------------------------------------
                                    NORTH VALLEY BANK

                                    Date: 8-7-03
                                         -------------------------------

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